Exhibit 10.3

NEITHER THIS WARRANT NOR THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

AEOLUS PHARMACEUTICALS, INC.

WARRANT TO PURCHASE [•] SHARES OF COMMON STOCK

June 5, 2006	Warrant No. [•]

For value received, Aeolus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby certifies that [name of Investor], or its registered transferees, successors or assigns (each person or entity holding all or part of this Warrant being referred to as a “Holder”), is the registered holder of a warrant (the “Warrant”) to subscribe for and purchase [______] ([______]) shares (as adjusted pursuant to Section 3 hereof, the “Warrant Shares”) of the fully paid and nonassessable common stock, par value $0.01 per share, of the Company (the “Common Stock”), at a purchase price per share initially equal to Seventy-Five Cents ($0.75) (the “Warrant Price”), on or before 5:00 P.M., Eastern Time, on June 5, 2011 (the “Expiration Date”), subject to the provisions and upon the terms and conditions hereinafter set forth. As used in this Warrant, the term “Business Day” means any day other than a Saturday or Sunday on which commercial banks located in New York, New York are open for the general transaction of business.

This Warrant is one of a number of Warrants (collectively, the “Warrants”) being issued pursuant that certain Subscription Agreement dated as of June 5, 2006, by and among the Company and the Investors party thereto (the “Subscription Agreement”).

Section 1. Method of Exercise; Payment; Issuance of New Warrant.

(a) Subject to the provisions hereof, the Holder may exercise this Warrant, in whole or in part and from time to time, by the surrender of this Warrant (with the Notice of Exercise attached hereto as Appendix A duly executed) at the principal office of the Company, or such other office or agency of the Company as it may reasonably designate by written notice to the Holder, during normal business hours on any Business Day, and the payment by the Holder by cash, certified check payable to the Company or wire transfer of immediately available funds to an account designated to the exercising Holder by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased. On the date on which the Holder shall have satisfied in full the Holder’s obligations set forth herein regarding an exercise of this Warrant (provided such date is no later than the Expiration Date), the Holder (or such other person or persons as directed by the Holder, subject to compliance with applicable securities laws) shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date.

(b) In the event of any exercise of the rights represented by this Warrant, certificates for the whole number of shares of Common Stock so purchased shall be delivered to the Holder (or such other person or persons as directed by the Holder, subject to compliance with applicable securities laws) as promptly as is reasonably practicable (but not later than three (3) Business Days) after such exercise at the Company’s expense, and, unless this Warrant has been fully exercised, a new Warrant representing the whole number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as reasonably practicable thereafter (but not later than three (3) Business Days) after such exercise.

(c) Certificates for Warrant Shares purchased hereunder shall be transmitted by the Company or its transfer agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three (3) Business Days from the delivery to the Company of each of the Notice of Exercise, payment of the Warrant Price multiplied by the number of Warrant Shares being purchased (the “Purchase Price”) and surrender of this Warrant (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the latest date on which the Notice of Exercise, this Warrant or the applicable Purchase Price is received by the Company (the latest date being the “Receipt Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the later of the Receipt Date and the date that all taxes required to be paid by the Holder, if any, prior to the issuance of such Warrant Shares have been paid.

(d) If this Warrant shall have been exercised in part, the Company shall at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(e) If the Company or its transfer agent fails to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to Section 1(c) hereof by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise by delivering a written notice of rescission to the Company within three (3) Business Days of the Warrant Share Delivery Date. The Company shall be liable to the Holder for liquidated damages in an amount equal to 1.5% of the aggregate price of the Warrant Shares, as adjusted pursuant to Section 3 hereof, evidenced by such certificate for each thirty (30)-day period (or portion thereof) beyond such three (3)-Business Day period that the certificates have not been so delivered.

(f) If any portion of this Warrant remains unexercised as of the Expiration Date and the Fair Market Value (as defined in Section 9 hereof) of one share of Common Stock as of the Expiration Date is greater than the applicable Warrant Price as of the Expiration Date, then this Warrant shall be deemed to have been automatically exercised as of immediately prior to the close of business on the Expiration Date (or in the event that the Expiration Date is not a Business Day, the immediately preceding Business Day) (the “Automatic Exercise Date”); provided that the Holder submits to the Company no later than ten (10) Business Days following the Automatic Exercise Date payment (the “Payment”) by cash, certified check payable to the Company or wire transfer of immediately available funds to an account designated to the exercising Holder by the Company of an amount equal to the Warrant Price applicable as of the Automatic Exercise Date multiplied by the number of Warrant Shares then being purchased pursuant to this Section 1(f). The Holder (or such other person or persons as directed by the Holder, subject to compliance with applicable securities laws) shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on the date the Payment is received by the Company. This Warrant shall be deemed to be surrendered to the Company on the Automatic Exercise Date by virtue of this Section 1(f) without any action by the Holder; provided that the Holder shall be required to surrender this Warrant to the Company with the Payment. As soon as is reasonably practicable after the Payment and Warrant are received by the Company pursuant to this Section 1(f), the Company, at its expense, shall issue and deliver to the Holder (or such other person or persons as directed by the Holder, subject to compliance with applicable securities laws) a certificate or certificates for the number of Warrant Shares issuable upon such exercise in accordance with this Section 1(f).

Section 2. Reservation of Shares; Stock Fully Paid; Listing. The Company shall keep reserved a sufficient number of shares of the authorized and unissued shares of Common Stock to provide for the exercise of the rights of purchase represented by this Warrant in compliance with its terms. All Warrant Shares issued upon exercise of this Warrant shall be, at the time of delivery of the certificates for such Warrant Shares upon payment in full of the Warrant Price therefor in accordance with the terms of this Warrant, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock. The Company shall, prior to the Expiration Date when the shares of Common Stock issuable upon the exercise of this Warrant are authorized for listing or quotation on a national securities exchange, a Nasdaq quotation system, the Over-the-Counter Bulletin Board or the “pink sheets”, as the case may be, use commercially reasonable efforts to keep the shares of Common Stock issuable upon the exercise of this Warrant authorized for listing or quotation on such national securities exchange, Nasdaq quotation system, the Over-the-Counter Bulletin Board or the “pink sheets”, as the case may be.

Section 3. Adjustments and Distributions. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) If the Company shall at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, then the number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective shall be proportionally adjusted by the Company so that the Holder thereafter exercising this Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Holder would have received if this Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been proportionally adjusted to reflect such event. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If any recapitalization, reclassification or reorganization of the capital stock of the Company (other than a change in par value or a subdivision or combination as provided for in Section 3(a) above) shall be effected in such a manner (including, without limitation, in connection with a consolidation or merger in which the Company is the continuing corporation), that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (a “Reorganization”), then, as a condition of such Reorganization, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable in such Reorganization with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock purchasable and receivable immediately prior to such Reorganization upon the exercise of this Warrant. In the event of any Reorganization, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of Warrant Shares) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The provisions of this Section 3(b) shall similarly apply to successive Reorganizations.

(c) If any consolidation or merger of the Company with another entity in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another entity shall be effected (a “Change in Control”), then, as a condition of such consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, had such consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price and of the number of Warrant Shares) shall thereafter be applicable, as nearly equivalent as may be practicable, in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger, or the entity purchasing or otherwise acquiring such assets or other appropriate entity shall assume the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this Section 3(c) shall similarly apply to successive consolidations, mergers, sales, transfers or other dispositions.

(d) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock of evidences of indebtedness or assets (other than dividends or distributions referred to in Section 3(a) hereof), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Fair Market Value (as defined in Section 9 hereof) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors (the “Board”) in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Fair Market Value per share of Common Stock immediately prior to such payment date. Such adjustment shall be made successively whenever such a payment date is fixed. In the event that:

(i) any dividend or distribution for which this Section 3(d) would require an adjustment is not so paid or made, the Warrant Price shall be adjusted to be the Warrant Price which would then be in effect if such dividend or distribution had not been declared; or

(ii) the Company implements a new shareholder rights plan, such rights plan shall provide that upon exercise of this Warrant the Holder will receive, in addition to the Common Stock issuable upon such exercise, the rights issued under such rights plan (as if the Holder had exercised this Warrant prior to implementing the rights plan and notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of exercise). Any distribution of rights or warrants pursuant to a shareholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of this Section 3(d).

(e) An adjustment to the Warrant Price under the terms hereof shall become effective immediately after the payment date, in the case of each dividend or distribution, and immediately after the effective date of each other event which requires an adjustment. No adjustment to the Warrant Price shall be made in an amount less than $0.01, but any such lesser amount shall be carried forward and shall be given effect in the next Warrant Price adjustment, if any.

(f) In the event that, as a result of an adjustment made pursuant to this Section 3, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

(g) With each adjustment pursuant to this Section 3, the Company shall deliver a certificate signed by its chief financial or executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed by first class mail, postage prepaid to the Holder.

(h) If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Reorganization or a Change in Control, then the Holder shall be given the same choice as to the type and form of consideration it receives upon any exercise of this Warrant following such Reorganization or Change in Control.

(i) The Company may at any time during the term of this Warrant reduce the then current Warrant Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(j) If: (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any Reorganization or Change in Control whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Company’s Warrant register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (y) the date on which such Reorganization or Change in Control is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon consummation of such Reorganization or Change in Control; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period immediately following the date of such notice.

Section 4. Transfer Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered Holder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.

Section 5. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 6. Fractional Shares. No fractional shares of Common Stock shall be issued in connection with any exercise hereunder, and in lieu of any such fractional shares the Company shall make a cash payment therefor to the Holder (or such other person or persons as directed by the Holder, subject to compliance with all applicable laws) based on the Fair Market Value of a share of Common Stock on the date of exercise of this Warrant.

Section 7. Compliance with Securities Act and Legends. The Holder, by acceptance hereof, agrees that it will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, as amended (the “Act”), or any state’s securities laws. All shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE (i) NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND (ii) BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.”

Section 8.  Rights as a Stockholder. Except as expressly provided in this Warrant, no Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

Section 9.  The “Fair Market Value” of a share of Common Stock as of a particular date (the “Valuation Date”) shall mean the following:

(a) if the Common Stock is then listed on a national securities exchange, the average of the closing sale prices of one share of Common Stock on such exchange on the ten (10) consecutive trading days ending on the last trading day prior to the Valuation Date; provided that if such stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average of the closing sale prices of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date;

(b) if the Common Stock is then included in The Nasdaq Stock Market, Inc., including without limitation the NASDAQ Capital Market or the NASDAQ National Market (“Nasdaq”), the average of the closing sale prices of one share of Common Stock on Nasdaq on the ten (10) consecutive trading days ending on the last trading day prior to the Valuation Date or, if no closing sale price is available for any of such ten (10) trading days, the closing sale price for such day shall be determined as the average of the high bid and the low ask price quoted on Nasdaq as of the end of such trading day; provided that if the Common Stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average of the closing sale prices of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date;

(c) If the Common Stock is then included in the Over-the-Counter Bulletin Board, the average of the closing sale prices of one share of Common Stock on the Over-the-Counter Bulletin Board over the ten (10) consecutive trading days ending on the last trading day prior to the Valuation Date or, if no closing sale price is available for any of such ten (10) trading days, the closing sale price for such day shall be determined as the average of the high bid and the low ask price quoted on the Over-the-Counter Bulletin Board as of the end of such trading day; provided that if the Common Stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average of the closing sale prices of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date;

(d) if the Common Stock is then included in the “pink sheets,” the average of the closing sale prices of one share of Common Stock on the “pink sheets” over the ten (10) consecutive trading days ending on the last trading day prior to the Valuation Date or, if no closing sale price is available for any of such ten (10) trading days, the closing sale price for such day shall be determined as the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of such trading day; provided that if the Common Stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average of the closing sale prices of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date; or

(e) if the Common Stock is not then listed on a national securities exchange or quoted on Nasdaq or the Over-the-Counter Bulletin Board or the “pink sheets,” the Fair Market Value of one share of Common Stock as of the Valuation Date shall be determined in good faith by mutual agreement of the Board and the Holder; provided that if, in such case, the Board and the Holder are unable to agree as to the Fair Market Value of a share of Common Stock, such Fair Market Value shall be determined by an investment banker of national reputation selected by the Company and reasonably acceptable to the Holder, the fees and expenses of which shall be borne by the Company. The Board shall respond promptly in writing to a written inquiry by the Holder prior to the exercise hereunder as to the Fair Market Value of a share of Common Stock.

Section 10.  Restrictions on Exercise Amount. Unless a Holder delivers to the Company irrevocable written notice prior to the date of issuance hereof or sixty-one (61) days prior to the effective date of such notice that this Section 10 shall not apply to such Holder, then, notwithstanding anything herein to the contrary, the Holder shall not be entitled to exercise this Warrant for a number of Warrant Shares to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such holder and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including shares held by any “group” of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 4.99% of the total number of shares of Common Stock of the Company then issued and outstanding immediately following such exercise. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission (“SEC”), and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Each delivery of a Notice of Exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitation set forth in this Section 10 and determined, based on the most recent public filings by the Company with the SEC, that the issuance of the full number of Warrant Shares requested in such Notice of Exercise is permitted under this Section 10.

Section 11.   Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the then current Holder, and such change, waiver, discharge or termination shall be binding on any future Holder.

Section 12.  Notices. Unless otherwise specifically provided herein, all communications under this Warrant shall be in writing and shall be deemed to have been duly given (a) on the date personally delivered to the party to whom notice is to be given, (b) on the day of transmission if sent by facsimile transmission to, in the case of the registered Holder, the facsimile number shown on the books of the Company and, in the case of the Company, the facsimile number set forth in Section 9.3 of the Subscription Agreement, if sent during normal business hours; if not, then at the commencement of the next Business Day, in each case provided that the sending party receives confirmation of the completion of such transmission, (c) on the Business Day after submitted for next day delivery to Federal Express or similar overnight courier which utilizes a written form of receipt, or (d) on the fifth (5th) day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to the registered Holder at its address as shown on the books of the Company or to the Company at the address indicated in Section 9.3 of the Subscription Agreement. Any party hereto may change its address for purposes of this Section 12 by giving the other party written notice of the new address in the manner set forth herein.

Section 13.  Descriptive Headings. The descriptive headings contained in this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

Section 14.  Governing Law. The validity, interpretation and performance of this Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed entirely within such State, regardless of the law that might be applied under principles of conflicts of law. The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the state and federal courts located in California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 15.  Acceptance. Receipt and execution of this Warrant by the Holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

Section 16.  Identity of Transfer Agent. The transfer agent for the Common Stock is American Stock Transfer and Trust Company. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by this Warrant, the Company will mail to the Holder a statement setting forth the name and address of such transfer agent.

Section 17.  No Impairment of Rights. The Company will not, by amendment of its Certificate of Incorporation or through any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against material impairment.

Section 18.  Transferability. Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the Warrant Shares then purchasable hereunder. Upon surrender of this Warrant to the Company, together with a properly endorsed notice of transfer, for transfer of this Warrant in its entirety by the Holder, the Company shall issue a new warrant of the same denomination to the designated transferee. Upon surrender of this Warrant to the Company, together with a properly endorsed notice of transfer, by the Holder for transfer with respect to a portion of the Warrant Shares then purchasable hereunder, the Company shall issue a new warrant to the designated transferee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been transferred.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

By:	/s/ Richard P. Burgoon, Jr.
Name:	Richard P. Burgoon, Jr.
Title:	Chief Executive Officer

APPENDIX A

NOTICE OF EXERCISE

To: AEOLUS PHARMACEUTICALS, INC.

1. The undersigned hereby irrevocably elects to purchase ________ shares of Common Stock of Aeolus Pharmaceuticals, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, by [cash, certified check or wire transfer] [select the applicable method of payment].

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

______________________________
______________________________
(Name)

______________________________
(Address)

_________________________ (Signature)
__________________(Date)

3. Please issue a new Warrant of equivalent form and tenor for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

  ____________________________________

Date:  ________________________________

(Warrantholder)  ________________________

Name: (Print)  __________________________

By: __________________________________